Adjusted EPS Reconciliation

Exhibit 99.2

1st Quarter Reporting Period

	Continuing Operations		Discontinued Operations		Total PPG	
Year 2013	Net Income	EPS	Net Income	EPS	Net Income	EPS
Net Income/(Loss) Attributable to PPG as Reported	$ 219	$ 1.48	$ 2,191	$ 14.83	$ 2,410	$ 16.31
Legacy pension and environmental costs	21	0.14	--	--	21	0.14
Acquisition-related costs	5	0.03	--	--	5	0.03
U.S. tax law change enacted in 2013	(10)	(0.07)	--	--	(10)	(0.07)
Adjusted Net Income/(Loss) Attributable to PPG	$ 235	$ 1.58	$ 2,191	$ 14.83	$ 2,426	$ 16.41
Year 2012						
Net Income/(Loss) Attributable to PPG as Reported	$ (50)	$ (0.32)	$ 63	$ 0.40	$ 13	$ 0.08
Business restructuring	163	1.06	--	--	163	1.06
Environmental remediation costs	99	0.64	--	--	99	0.64
Acquisition-related costs	4	0.03	--	--	4	0.03
Adjusted Net Income/(Loss) Attributable to PPG	$ 216	$ 1.41	$ 63	$ 0.40	$ 279	$ 1.81
Year 2011						
Net Income/(Loss) Attributable to PPG as Reported	$ 167	$ 1.03	$ 61	$ 0.37	$ 228	$ 1.40
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 167	$ 1.03	$ 61	$ 0.37	$ 228	$ 1.40
Year 2010						
Net Income/(Loss) Attributable to PPG as Reported	$ 42	$ 0.25	$ (12)	$ (0.07)	$ 30	$ 0.18
Change in US Tax Law	73	0.44	12	0.07	85	0.51
Adjusted Net Income/(Loss) Attributable to PPG	$ 115	$ 0.69	$ --	$ --	$ 115	$ 0.69
Year 2009						
Net Income/(Loss) Attributable to PPG as Reported	$ (161)	$ (0.98)	$ 50	$ 0.30	$ (111)	$ (0.68)
Business Restructuring	136	0.83	5	0.03	141	0.86
Adjusted Net Income/(Loss) Attributable to PPG	$ (25)	$ (0.15)	$ 55	$ 0.33	$ 30	$ 0.18
Year 2008						
Net Income/(Loss) Attributable to PPG as Reported	$ 58	$ 0.35	$ 42	$ 0.26	$ 100	$ 0.61
Acquisition-related costs	89	0.54	--	--	89	0.54
Adjusted Net Income/(Loss) Attributable to PPG	$ 147	$ 0.89	$ 42	$ 0.26	$ 189	$ 1.15

Amounts in Millions of USD except EPS

1

Adjusted EPS Reconciliation

2nd Quarter Reporting Period

	Continuing Operations		Discontinued Operations		Total PPG	
Year 2012	**Net Income**	**EPS**	**Net Income**	**EPS**	**Net Income**	**EPS**
Net Income/(Loss) Attributable to PPG as Reported	$ 297	$ 1.92	$ 65	$ 0.42	$ 362	$ 2.34
Business separation costs	--	--	3	0.02	3	0.02
Adjusted Net Income/(Loss) Attributable to PPG	$ 297	$ 1.92	$ 68	$ 0.44	$ 365	$ 2.36
Year 2011						
Net Income/(Loss) Attributable to PPG as Reported	$ 266	$ 1.66	$ 74	$ 0.46	$ 340	$ 2.12
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 266	$ 1.66	$ 74	$ 0.46	$ 340	$ 2.12
Year 2010						
Net Income/(Loss) Attributable to PPG as Reported	$ 237	$ 1.42	$ 35	$ 0.21	$ 272	$ 1.63
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 237	$ 1.42	$ 35	$ 0.21	$ 272	$ 1.63
Year 2009						
Net Income/(Loss) Attributable to PPG as Reported	$ 119	$ 0.73	$ 27	$ 0.16	$ 146	$ 0.89
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 119	$ 0.73	$ 27	$ 0.16	$ 146	$ 0.89
Year 2008						
Net Income/(Loss) Attributable to PPG as Reported	$ 209	$ 1.26	$ 41	$ 0.25	$ 250	$ 1.51
Auto-Glass and Services depreciation and benefit costs	23	0.14	--	--	23	0.14
Adjusted Net Income/(Loss) Attributable to PPG	$ 232	$ 1.40	$ 41	$ 0.25	$ 273	$ 1.65

Amounts in Millions of USD except EPS

2

Adjusted EPS Reconciliation

3rd Quarter Reporting Period

	Continuing Operations		Discontinued Operations		Total PPG	
Year 2012	Net Income	EPS	Net Income	EPS	Net Income	EPS
Net Income/(Loss) Attributable to PPG as Reported	$ 288	$ 1.86	$ 51	$0.32	$ 339	$ 2.18
Business separation costs	--	--	9	0.06	9	0.06
Adjusted Net Income/(Loss) Attributable to PPG	$ 288	$ 1.86	$ 60	$0.38	$ 348	$ 2.24
Year 2011						
Net Income/(Loss) Attributable to PPG as Reported	$ 247	$ 1.56	$ 64	$0.40	$ 311	$ 1.96
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 247	$ 1.56	$ 64	$0.40	$ 311	$ 1.96
Year 2010						
Net Income/(Loss) Attributable to PPG as Reported	$ 222	$ 1.34	$ 40	$0.24	$ 262	$ 1.58
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 222	$ 1.34	$ 40	$0.24	$ 262	$ 1.58
Year 2009						
Net Income/(Loss) Attributable to PPG as Reported	$ 147	$ 0.88	$ 12	$0.07	$ 159	$ 0.96
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 147	$ 0.88	$ 12	$0.07	$ 159	$ 0.96
Year 2008						
Net Income/(Loss) Attributable to PPG as Reported	$ 52	$ 0.31	$ 65	$0.39	$ 117	$ 0.70
Business Restructuring	103	0.63	7	0.04	110	0.67
Gain on Divestiture of Auto Glass and Services Business	(3)	(0.02)	--	--	(3)	(0.02)
Adjusted Net Income/(Loss) Attributable to PPG	$ 152	$ 0.92	$ 72	$0.43	$ 224	$ 1.35

Amounts in Millions of USD except EPS

3

Adjusted EPS Reconciliation

4th Quarter Reporting Period

	Continuing Operations		Discontinued Operations		Total PPG	
Year 2012	Net Income	EPS	Net Income	EPS	Net Income	EPS
Net Income/(Loss) Attributable to PPG as Reported	$ 191	$ 1.23	$ 36	$ 0.23	$ 227	$ 1.46
Business separation costs	--	--	8	0.05	8	0.05
Acquisition related costs	3	0.02	--	--	3	0.02
Adjusted Net Income/(Loss) Attributable to PPG	$ 194	$ 1.25	$ 44	$ 0.28	$ 238	$ 1.53
Year 2011						
Net Income/(Loss) Attributable to PPG as Reported	$ 178	$ 1.15	$ 38	$ 0.24	$ 216	$ 1.39
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 178	$ 1.15	$ 38	$ 0.24	$ 216	$ 1.39
Year 2010						
Net Income/(Loss) Attributable to PPG as Reported	$ 157	$ 0.95	$ 48	$ 0.29	$ 205	$ 1.24
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 157	$ 0.95	$ 48	$ 0.29	$ 205	$ 1.24
Year 2009						
Net Income/(Loss) Attributable to PPG as Reported	$ 139	$ 0.83	$ 3	$ 0.02	$ 142	$ 0.85
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 139	$ 0.83	$ 3	$ 0.02	$ 142	$ 0.85
Year 2008						
Net Income/(Loss) Attributable to PPG as Reported	$ 15	$ 0.09	$ 56	$ 0.34	$ 71	$ 0.43
No adjustments	--	--	--	--	--	--
Adjusted Net Income/(Loss) Attributable to PPG	$ 15	$ 0.09	$ 56	$ 0.34	$ 71	$ 0.43

Amounts in Millions of USD except EPS

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